UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2007

UNITED INDUSTRIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-04252	95-2081809
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

124 Industry Lane, Hunt Valley, Maryland		21030
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (410) 628-3500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

Pursuant to the Indenture dated as of September 15, 2004 by and among UIC (the “Company”), AAI Corporation, a wholly owned subsidiary of the Company, and U.S. Bank National Association, as Trustee, on October 22, 2007 the Company issued a notice (the “Notice”) to holders of its 3.75% Convertible Senior Notes due 2024.

The foregoing description of the Notice does not purport to be complete and this description is qualified in its entirety by reference to the Notice, which is filed as Exhibit 99.1 hereto, and which is incorporated into this report by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                  Exhibits.

Exhibit No	Description
99.1	Notice dated October 22, 2007 to Holders of 3.75% Convertible Senior
Notes due 2024

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED INDUSTRIAL CORPORATION (Registrant)

Date: October 26, 2007	By:	/s/ JAMES H. PERRY
James H. Perry
Chief Financial Officer, Controller and Vice President